ANGEL & FRANKEL, P.C.
          Attorneys for Infotechnology, Inc.,
          and Questech Capital Corporation
          Debtor and Debtor in Possession
          460 Park Avenue
          New York, New York 10022
          (212) 752-8000
          Joshua J. Angel, Esq. (JA-3288)
          Robert A. Abrams, Esq. (RA-6051)


          UNITED STATES BANKRUPTCY COURT
          SOUTHERN DISTRICT OF NEW YORK
          - - - - - - - - - - - - - - - - - -x

          In re:                                 Chapter 11

          INFOTECHNOLOGY, INC.,
          a Delaware Corporation,                Case No. 91 B 10970 (FGC)

                              Debtor.

          - - - - - - - - - - - - - - - - - -x

          In re:                                 Chapter 11

          QUESTECH CAPITAL CORPORATION,
          a Delaware Corporation,                Case No. 91 B 10971 (FGC)

                              Debtor.

          - - - - - - - - - - - - - - - - - -x




            ORDER (1) APPROVING DISCLOSURE STATEMENT; (2) FIXING DATE FOR
           (A) SERVICE OF PLAN AND DISCLOSURE STATEMENT, (B) FILING BALLOTS
           FOR ACCEPTANCE OR REJECTION OF PLAN, (C) SCHEDULING A HEARING TO
             CONSIDER CONFIRMATION OF PLAN, AND (D) FILING OBJECTIONS TO
                CONFIRMATION OF PLAN; AND (3) GRANTING RELATED RELIEF
                                      (A&F #40)

                     The Debtors'  having filed  their Joint Third  Plan of

          Reorganization   dated  January 26,  1994   (the  "Third  Plan"),

          together with  a related  Disclosure Statement dated  January 26,

          1994 (the  "Third Disclosure  Statement"); and this  Court having entered an order (the "Scheduling Order") dated February 1, 1994 which, inter alia, scheduled a hearing (the "Hearing") to consider approval  of the Third Disclosure  Statement; and notice of the Hearing having been given to  all creditors and parties in interest by first class mail in accordance with Rules 2002(b) and

          3017  of   the  Federal   Rules  of  Bankruptcy   Procedure  (the

          "Bankruptcy Rules")  and the terms  of the Scheduling  Order; and

          the  Hearing having been held before this Court on March 10, 1994 with respect to the approval of the Third Disclosure Statement as containing  adequate  information;  and  in response  to  various objections  to the approval of  the Third Disclosure Statement by certain parties in interest, modifications to the  Third Plan and

          Third Disclosure  Statement as  identified at the  Hearing having

          been  incorporated   thereto;  and  the  Third   Plan  and  Third

          Disclosure   Statement  with   such  modifications   having  been

          included, which  Third Plan  and Third Disclosure  Statement have been  filed on March 31, 1994; and  upon all of the pleadings and proceedings  heretofore had  herein;  and after  hearing Angel  &

          Frankel,  P.C.,  on  behalf of  the  Debtors  in  support of  the

          Application,   and  after   hearing  such  other   parties  whose

          identities  are reflected on  the transcript of  the Hearing; and

          the objection of Deloitte and Touche to the approval of the Third

          Disclosure    Statement   having   been   resolved   by   certain

          modifications to  the Third Plan and  Third Disclosure Statement,

          and objections  of Financial News  Network Inc. ("FNN")  and Data

          Broadcasting Corporation, individually, and  on behalf of the FNN class 8 claimants been  denied by the  Court, and it having  been








          found  that  the  Third Disclosure  Statement  contains  adequate information within the meaning of Section 1125  of the Bankruptcy

          Code;  and upon the record  made before me;  and due deliberation having been had, and  sufficient cause appearing to  me therefor;

          it is

                     NOW, on motion of Angel & Frankel, P.C., attorneys for

          the Debtors,

                     ORDERED, and notice is hereby given that:

                     1.       The  Third Disclosure  Statement in  the form

          annexed   hereto  as  Exhibit   "A"  (the   "Approved  Disclosure

          Statement")  be, and the  same hereby is,  approved as containing adequate information  within the meaning  of Section 1125  of the

          Bankruptcy Code.

                     2.       (a)  On  or before May 2, 1994  (the "Service

          Date"), pursuant to Bankruptcy Rule 3017(d), the Debtor is hereby authorized  to transmit  by  first class  mail, postage  prepaid,

          express mail or personal delivery:

                         (i)  a copy of this Order (without exhibits);

                        (ii)  a copy of the Third Amended Plan; and

                       (iii)  a copy of the Approved Disclosure Statement

          to  all known  holders  of claims  against  or interests  in  the

          Debtors  at their last known addresses, and any party in interest requesting copies  of same,  provided, however, that  the Debtors shall not be  required to  transmit said documents  to any  party whose  correct  address which  the  Debtors have  been  unable to determine.








                         (b)  On or  before the  Service Date,  pursuant to

          Bankruptcy Rule  3017(d), the Debtors are  authorized to transmit by first  class mail, postage  prepaid, express mail  or personal delivery a ballot  substantially in  the form  annexed hereto  as

          Exhibit "B" (the "Ballot"), the  form of which Ballot be,  and it hereby is, approved, to  creditors entitled to vote on  the Third

          Plan, provided,  however, that the Debtors shall  not be required to  transmit said Ballot to  any party whose  correct address the

          Debtors have been unable to determine.

                    3.   Service made as provided in the preceding decretal

          paragraph shall be deemed good and sufficient notice and service,

          and any further notice be, and the same hereby is dispensed with.

                    4.   In  order  to be  included  in  the tabulation  of

          acceptances  or  rejections  of  the  Third  Plan,  all  entities entitled  to vote  on the  Third  Plan shall  cast their  vote in writing  on the Ballot and shall return  the Ballot such that the

          Ballot  is  received  by  Infotechnology,  Inc./Questech  Capital

          Corporation,  c/o Angel & Frankel, P.C.,  Attn: Robert A. Abrams,

          Esq., 460  Park Avenue, New York,  New York 10022 not  later than

          5:00  p.m. Eastern  Standard Time  on June 3,  1994.   Any ballot

          which  is executed  and  returned, but  which  does not  indicate thereon  either  an acceptance  or rejection  of the  Third Plan,

          shall be deemed to be an acceptance of the Third Plan.

                    5.   Any  objection to confirmation  of the  Third Plan

          must  be  in writing,  must set  forth  explicitly in  detail the grounds and facts of such objection and the legal bases therefor,








          and in accordance  with Bankruptcy Rule 3020(b)(1), must be filed with the Bankruptcy Court and  served upon, among others,  Joshua

          J. Angel, Esq., Angel & Frankel, P.C., 460 Park Avenue, New York,

          New York 10022-1906, counsel for the Debtors, so that objections,

          if any,  are received  at least  five (5)  days prior to  May 27,

          1994.

                    6.   A hearing on confirmation of the Third Plan and on

          any objections to the confirmation of the Third Plan will be held on June 21, 1994 at 11:00 a.m., or as soon  thereafter as counsel may be  heard, at  the United  States Bankruptcy Court,  Southern

          District  of New York,  The Alexander Hamilton  Custom House, One

          Bowling Green,  New York, New York  10004-1408 (the "Confirmation

          Hearing").  At the Confirmation Hearing  the Debtors will request that an order  be entered  by the Court  confirming the  Debtors'

          Third Plan and granting related relief.  The Confirmation Hearing may  be adjourned from time to time without further notice, other than by the announcement of  the adjourned date or dates in  open

          Court or as may be reflected on the Court's daily calendar.


          Dated:  New York, New York
                  April 18, 1994


                                               /s/ Francis G. Conrad
                                             United States Bankruptcy Judge


















          ANGEL & FRANKEL, P.C.
          Attorneys for Infotechnology, Inc.,
          and Questech Capital Corporation
          Debtor and Debtor in Possession
          460 Park Avenue
          New York, New York 10022
          (212) 752-8000
          Joshua J. Angel, Esq. (JA-3288)
          Robert A. Abrams, Esq. (RA-6051)


          UNITED STATES BANKRUPTCY COURT
          SOUTHERN DISTRICT OF NEW YORK
          - - - - - - - - - - - - - - - - - -x

          In re:                                 Chapter 11

          QUESTECH CAPITAL CORPORATION,
          a Delaware Corporation,                Case No. 91 B 10971 (FGC)

                              Debtor.

          - - - - - - - - - - - - - - - - - -x

                             QUESTECH CAPITAL CORPORATION
               BALLOT FOR ACCEPTING OR REJECTING PLAN OF REORGANIZATION


               The Debtors' Third Plan of Reorganization (the "Plan") dated
          March 30, 1994, filed with the Bankruptcy Court and referred to in this ballot, can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by each class of creditors and holders of equity interests which is impaired under the Plan. Each impaired class of creditors may accept the Plan if the holders of at least two-thirds (2/3) in amount and more than one half (1/2) in number of the allowed claims which vote on the Plan vote to accept the Plan. In the event that the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan affords fair and equitable treatment to the class or classes rejecting the Plan.

               To have your vote count, you must complete and return this ballot to:
                              Questech Capital Corporation
                              c/o Angel & Frankel, P.C.
                              Attn: Robert A. Abrams, Esq.
                              460 Park Avenue
                              New York, New York 10022





               All ballots must be received by 5:00 p.m. Eastern Standard Time on June 3, 1994. Any ballots received after such time shall not be counted.

               The  undersigned,  a  Class 5  creditor,  holding  an  [   ]
          unsecured   claim in the amount of $_____________ (fill in dollar
          amount of claim):

          (Check One)  [  ] Accepts the Plan    [  ] Rejects the Plan

               Any ballot received that does not indicate either a vote to accept or a vote to reject the Plan shall be deemed a vote to accept the Plan.

               Corporation: If the claimant is a corporation, print the name of corporation on line one; an officer of corporation signs his name on line two; print the title of officer such as "President", on line three.

               Partnership: If claimant is a partnership, print the name of the partnership on line one; a partner signs his name on line two; print "Partner" on line three.

               Individual: If the claimant is an individual doing business under his or her own name, print such name on line one; sign such name on line two; and disregard line three. If claimant does business under a company or trade name, print that name on line one; sign own name on line two; and print "Owner" on line three.


          Dated:_____________, 1994          (1) __________________________
                                                  Name of Creditor
                                                  (PLEASE PRINT)


                                             (2) __________________________
                                                  (Signature)


                                             (3) __________________________
                                                  (Title)



          __________________________
                                                  (Address)

          __________________________

          Angel & Frankel, P.C.
          Attorneys for Questech Capital Corporation
          Debtors and Debtors-in-Possession







          460 Park Avenue
          New York, NY 10022-1906
          Joshua J. Angel, Esq. (JA-3288)
          Robert A. Abrams, Esq. (RA-6051)
          (212) 752-8000
























































          ANGEL & FRANKEL, P.C.
          Attorneys for Infotechnology, Inc.,
          and Questech Capital Corporation
          Debtor and Debtor in Possession
          460 Park Avenue
          New York, New York 10022
          (212) 752-8000
          Joshua J. Angel, Esq. (JA-3288)
          Robert A. Abrams, Esq. (RA-6051)


          UNITED STATES BANKRUPTCY COURT
          SOUTHERN DISTRICT OF NEW YORK
          - - - - - - - - - - - - - - - - - -x

          In re:                                 Chapter 11

          INFOTECHNOLOGY CORPORATION,
          a Delaware Corporation,                Case No. 91 B 10970 (FGC)

                              Debtor.

          - - - - - - - - - - - - - - - - - -x

                                 INFOTECHNOLOGY, INC.
               BALLOT FOR ACCEPTING OR REJECTING PLAN OF REORGANIZATION


               The Debtors' Third Plan of Reorganization (the "Plan") dated
          March 30, 1994, filed with the Bankruptcy Court and referred to in this ballot, can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by each class of creditors and holders of equity interests which is impaired under the Plan. Each impaired class of creditors may accept the Plan if the holders of at least two-thirds (2/3) in amount and more than one half (1/2) in number of the allowed claims which vote on the Plan vote to accept the Plan. In the event that the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan affords fair and equitable treatment to the class or classes rejecting the Plan.

               To have your vote count, you must complete and return this ballot to:
                              Infotechnology, Inc.
                              c/o Angel & Frankel, P.C.
                              Attn: Robert A. Abrams, Esq.
                              460 Park Avenue
                              New York, New York 10022





               All ballots must be received by 5:00 p.m. Eastern Standard Time on June 3, 1994. Any ballots received after such time shall not be counted.

               The  undersigned, holding  an [   ]  unsecured claim  in the
          amount of $_____________ (fill in dollar amount of claim):

                                     [CHECK ONE]

               [  ] Accepts the Plan         [  ] Rejects the Plan

               Any ballot received that does not indicate either a vote to accept or a vote to reject the Plan shall be deemed a vote to accept the Plan.

                                     [CHECK ONE]

          [ ] Elects Treatment as a Class 4 Convenience claim (i.e., $500 or less)

                                        - or -

          [ ] Elects Treatment as a Class 6 Unsecured Claim to receive a pro-rata distribution from:

                                     [CHECK ONE]

               (A)  [  ] 651,000 Shares of Amasys Common Stock

                                        - or -

               (B) [ ] Infotech's Share of the Net Proceeds of the Avacus Lawsuit and Undertakings

               Corporation: If the claimant is a corporation, print the name of corporation on line one; an officer of corporation signs his name on line two; print the title of officer such as "President", on line three.

               Partnership:   If claimant is a partnership,  print the name
          of the partnership on line one; a partner signs his name on line two; print "Partner" on line three.

               Individual: If the claimant is an individual doing business under his or her own name, print such name on line one; sign such name on line two; and disregard line three. If claimant does













          business under a company or trade name, print that name on line one; sign own name on line two; and print "Owner" on line three.


          Dated:_____________, 1994          (1) __________________________
                                                  Name of Creditor
                                                  (PLEASE PRINT)


                                             (2) __________________________
                                                  (Signature)


                                             (3) __________________________
                                                  (Title)



          __________________________
                                                  (Address)

          __________________________

          Angel & Frankel, P.C.
          Attorneys for Infotechnology, Inc.
          Debtors and Debtors-in-Possession
          460 Park Avenue
          New York, NY 10022-1906
          Joshua J. Angel, Esq. (JA-3288)
          Robert A. Abrams, Esq. (RA-6051)
          (212) 752-8000






















